                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   September 2, 2008
                                                  ------------------------------

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

     IOWA                          000-53041                     20-2735046
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(State or Other Jurisdiction     (Commission                   (IRS Employer
    of Incorporation)             File Number)               Identification No.)

    2101 42nd Avenue, Council Bluffs, Iowa                        51501
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (712) 366-0392
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act  (17  CFR  240.14d-2(b))  ?  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 1.01  Entry into a Material Definitive Agreement.

         On  August  27,  2008,   Southwest  Iowa  Renewable  Energy,  LLC  (the
"Company") entered into a Base Agreement  ("Agreement") with Cornerstone Energy,
LLC  ("Constellation").  The Agreement establishes terms governing the Company's purchase of natural  gas. The  Agreement  commenced on August 27, 2008 and has a two year term. The Agreement  provides that the parties will separately agree on the  quantity  of gas  purchased  by the  Company,  and that  unless the parties separately  agree, the price for gas purchased above the monthly contract volume will equal either the highest  posted  daily price  published in the Daily Price
Survey or the first of the month  Inside FERC Gas Market  Report for natural gas from the same region and  pipeline.  The  Agreement  further  provides  that the
Company  may  be  required  to  provide   Constellation   with  certain   credit
enhancements, such as prepayments or letters of credit.

         Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

          10.1 Base  Agreement  dated  August 27, 2008  between  Southwest  Iowa
               Renewable Energy, LLC and Cornerstone Energy, LLC.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 2, 2008

                                         SOUTHWEST IOWA RENEWABLE ENERGY, LLC

                                         By: /s/ Mark Drake
                                            ----------------------------------
                                              Mark Drake
                                              President, CEO

                                  Exhibit Index
                                  -------------

   Exhibit
    Number         Description
    ------         -----------

     10.1 Base Agreement dated August 27, 2008 between  Southwest Iowa Renewable
          Energy, LLC and Cornerstone Energy, LLC.